UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

ALTEGRIS QIM FUTURES FUND, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-53815	27-0473854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o ALTEGRIS PORTFOLIO MANAGEMENT, INC.
1202 Bergen Parkway Suite 212
Evergreen, Colorado 80439
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 459-7040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

(a)
On January 27, 2011, Altegris Portfolio Management, Inc. (dba Altegris Funds) (“Altegris Funds”), general partner of  Altegris QIM Futures Fund, L.P., (the “Partnership”), with the approval of Altegris Funds’ principals, notified Spicer Jeffries LLP (“Spicer”) that they would be dismissed as the independent registered public accounting firm for the Partnership upon their completion of their audit of the Partnership’s financial statements for the fiscal year ended December 31, 2010.  On February 1, 2011, the Partnership filed a current report on Form 8-K notifying the Commission of the foregoing.  As of March 28, 2011, Spicer completed and delivered the audited financial statements of the Partnership and therefore as of such date, Spicer was formally dismissed as the Partnership’s Auditor.

The reports of Spicer on the Partnership’s financial statements for each of the  fiscal years ended December 31, 2009 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2009 and December 31, 2010 and during the period from December 31, 2010  through the date of this Form 8-K, Altegris Funds has had no disagreements with Spicer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Spicer, would have caused it to make reference to the subject matter thereof in connection with its report on the financial statements of the Partnership for such periods. There were no reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the fiscal years ended December 31, 2009 and December 31, 2010 or during the period from December 31, 2010  through the date of this Form 8-K.

Altegris Funds, on behalf of the Partnership, requested that Spicer furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter dated March 31, 2011, is filed as an Exhibit hereto.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of Spicer Jeffries LLP dated March 31, 2011 regarding the disclosure contained in Item 4.01(a) of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2011

ALTEGRIS QIM FUTURES FUND, L.P.

By: ALTEGRIS PORTFOLIO MANAGEMENT, INC. (d/b/a Altegris Funds), its general partner

By:	/s/ Richard G. Pfister
Name: Richard G. Pfister
Title: Executive Vice President